UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05452 )

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Premier Income Trust

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Premier Income
Trust

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	26
Shareholder meeting results	76

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Premier Income Trust: seeking broad
diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since the fund’s launch. New sectors such as mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies what it considers to be compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Putnam Premier Income Trust seeks high current income consistent with the preservation of capital by investing in U.S government and agency, high-yield corporate, and international fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking a higher level of income who can accept a moderately higher level of risk.

Highlights

• For the six months ended January 31, 2007, Putnam Premier Income Trust posted a total return at net asset value (NAV) of 5.06% . The fund’s return at market price was 10.38% .

• The fund’s primary benchmark, the Lehman Government Bond Index, returned 3.05% for the period.

• The average return of the fund’s Lipper category, Flexible Income Funds (closed-end), was 5.94% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Putnam Premier Income Trust (NYSE ticker: PPT), total return for periods ended 1/31/07

Since the fund’s inception (2/29/88), average annual return is 8.25% at NAV and 7.24% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.36%	6.28%	85.25%	83.81%

5 years	9.48	7.92	57.25	46.38

3 years	6.65	5.55	21.29	17.58

1 year	7.27	10.19	7.27	10.19

6 months	—	—	5.06	10.38

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

The six-month period ended January 31, 2007, was favorable for most sectors of the fixed-income market, especially those associated with higher credit risk, such as emerging-market and high-yield bonds. As global economic growth continued to be surprisingly strong, investor demand for the higher yields available in these sectors boosted bond prices. Because your fund invests in a variety of fixed-income investments, its results at NAV outperformed those of its benchmark index, which includes only U.S. government securities. In addition, the fund’s relatively defensive duration posture helped performance relative to the benchmark in December, when the bond market reacted unfavorably to prevailing sentiment that the Fed would not cut short-term interest rates for some time to come. However, the fund underperformed the average for its Lipper peer group, which included funds that were positioned more aggressively in terms of credit quality during the period. The fund continued to benefit from its holdings in securitized bonds, and its currency strategy had a modestly positive effect on performance over the course of the semiannual period.

Market overview

Toward the end of the period under review, investor concerns over the possibility of a recession dissipated. Businesses appeared to be working off extra inventory and the housing market avoided further retrenchment. Investors were also encouraged by the fact that during the last three months of 2006, the contribution to U.S. economic growth from trade was one of the largest in many years. At the close of the period, U.S. Treasury yields were slightly lower, responding to a gradual decline in energy prices and a lessening of inflation concerns. Because bond prices move in the opposite direction of their yields, this trend led to higher prices for most government bonds.

As solidly as U.S. government bonds performed, other segments of the fixed-income market — such as emerging-market and high-yield bonds — generally posted even stronger returns. Healthy corporate profits and generally low inflation provided a constructive environment for these market sectors. By the close of the period, the “spread,” or difference in yield, between high-yield and emerging-market bonds, on the one hand, and Treasury bonds of similar maturity on the other hand, was extremely narrow in historical terms. In other words, there was relatively little additional yield available for those willing to take on the higher risk of investing in a high-yield or emerging-market bond. Yet despite this shrinking yield advantage for high-yield and emerging-market bonds over Treasuries, investors continued to demonstrate their confidence in these sectors.

The rally in bonds was interrupted by a brief sell-off in December, when investors reacted to stronger-than-expected economic statistics and concluded that the Fed was less likely to be cutting rates in the near term. Since August 2006, the Fed had not raised short-term interest rates, while retaining its watchful attitude toward inflation. As of January 31, 2007, the federal funds rate — the overnight lending rate that banks charge each other, which the Fed controls and which guides other short-term rates —remained at 5.25% . Yields of 10-year

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Bonds

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.05%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	0.59%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	8.32%

JPMorgan Global Diversified Emerging Markets Index (global emerging-market bonds)	6.94%

Equities

S&P 500 Index (broad stock market)	13.75%

MSCI EAFE Index (international stocks)	14.33%

Russell 2000 Index (small-company stocks)	14.95%

Treasury bonds, which had begun the period at 4.99%, were 4.83% at its close.

Strategy overview

We believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. Reflecting this belief, the fund’s portfolio includes a broad spectrum of government, credit, and securitized debt instruments. Putnam’s fixed-income group aligns teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. The fund’s management team then selects from among these strategies, systematically building an array of investments intended to carefully balance risk and return.

During the period, we continued to maintain a conservative posture regarding your fund’s duration — a measure of its interest-rate sensitivity —and the portfolio’s level of credit risk. Although interest rates in the United States were relatively stable over the period, the global trend in monetary policy has been toward higher rates, in reaction to robust global growth. Therefore, we have kept the fund’s duration “short” in order to make the portfolio less vulnerable to the negative impact of rising rates. With regard to credit risk, despite our expectation of continued global economic growth, we believe that the yield advantage offered

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

by bonds from non-government entities (in particular, investment-grade corporate issuers) over government securities is typically too small to compensate investors adequately for the additional risk such bonds carry.

For defensive purposes, we continued to maintain a higher level of credit quality than we have in past years. We kept the fund’s exposure to high-yield bonds relatively low and maintained significant exposure to structured/securitized instruments with short maturities. International holdings, especially emerging-market debt, further diversified the fund’s sources of return. We have also maintained a substantial position in bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

During its most recent semiannual period, the fund’s position in securitized bonds, or structured securities, contributed positively to returns. These securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, which provides us with the flexibility to shift to other fixed-income securities, should interest rates rise sharply. The most common types of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 1/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector

Federal National Mortgage Association 15 Yr Conventional (1.1%)	6.00%, 2021

Federal National Mortgage Association 15 Yr Conventional (1.1%)	4.50%, 2020

Green Tree Financial Corp. (0.7%)	7.86%, 2030

Credit sector

Pemex Project Funding Master Trust (0.6%)	5.75%, 2015

L-3 Communications Corp. (0.4%)	6.125%, 2013

Echostar DBS Corp. (0.3%)	6.625%, 2014

Government sector

Germany (Federal Republic of) bonds (5.5%)	3.25%, 2015

U.S Treasury bonds (4.2%)	6.25%, 2030

U.S Treasury bonds (2.5%)	7.50%, 2016

National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

Fund performance has also benefited from our exposure to the U.K. and Australian interest-rate markets during the period. The United Kingdom and Australia have been on the leading edge of the global economic cycle, and their central banks of each country have not hesitated to raise short-term rates when it appeared necessary to restrain inflation. This decisiveness has boosted investor confidence and helped the performance of each country’s government bonds. Fund performance also benefited from holdings in government bonds from Germany and Ireland, where governments are running a disciplined budget process and operating smoothly under the European economic regimen. In contrast, we have avoided bonds from Italy, Portugal, and Greece because of inflation and budgetary problems in these countries.

While the fund has gradually deemphasized emerging-market securities over the past three years, our holdings in this area nevertheless benefited performance during the period. Positive contributors included bonds from Argentina, Indonesia, and Colombia, where high commodity prices and improving fiscal positions drove returns. Countries that contributed to total return but lagged other emerging-market countries included Russia and South Africa, where higher valuations at the start of the period reduced the possibility for capital appreciation.

Additionally, we maintained the fund’s allocation in senior-secured floating-rate bank loans. These loans are issued by banks to corporations. The interest these loans pay “floats,” or adjusts to reflect changes in short-term interest rates. Also, their “senior-secured” status means that they are backed by the assets, such as buildings and equipment, of the company to which the loan is issued. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, investing in floating-rate bank loans has proved an effective strategy for enabling an income-oriented portfolio to weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the semiannual period came to an end, we believed that the U.S. economy was at a crossroads. A plausible case could be made for either an economic slowdown and subsequent easing of short-term rates by the Fed or a continuation of acceleration in global economic growth that could lead to significantly higher interest rates worldwide. Investors have been growing more cautious because of the gathering uncertainty, and with this in mind, we are continuing to position the fund defensively with regard to both duration and credit risk. As part of this defensive posture, we are maintaining an emphasis on structured securities, which tend to have shorter maturities and are of higher quality than many other fixed-income investments. Going forward, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets. Our efforts to keep the fund positioned defensively will continue as we work to diversify the portfolio across a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 1/31/07

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.25%	7.24%

10 years	85.25	83.81
Annual average	6.36	6.28

5 years	57.25	46.38
Annual average	9.48	7.92

3 years	21.29	17.58
Annual average	6.65	5.55

1 year	7.27	10.19

6 months	5.06	10.38

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns

For periods ended 1/31/07

				Lipper
		Citigroup	JPMorgan	Flexible
	Lehman	Non-U.S. World	Global	Income Funds
	Government	Government	High Yield	(closed-end)
	Bond Index	Bond Index	Index	category average†

Annual average
Life of fund
(since 2/29/88)	7.11%	6.65%	—*	7.45%

10 years	78.85	62.24	95.08%	69.62
Annual average	5.99	4.96	6.91	5.36

5 years	24.47	59.07	67.51	51.42
Annual average	4.48	9.73	10.87	8.49

3 years	8.88	6.94	27.23	20.39
Annual average	2.88	2.26	8.36	6.34

1 year	3.53	3.39	11.30	7.21

6 months	3.05	0.59	8.32	5.94

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The inception date of the JPMorgan Global High Yield Index was 12/31/93.

† Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 8, 7, 7, 7, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/07

Distributions*

Number	6

Income	$0.180

Capital gains	—

Total	$0.180

Share value:	NAV	Market price

7/31/06	$7.02	$6.02

1/31/07	7.17	6.46

Current yield (end of period)
Current dividend rate[1]	5.02%	5.57%

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.29%	7.22%

10 years	86.28	92.38
Annual average	6.42	6.76

5 years	58.52	53.60
Annual average	9.65	8.96

3 years	23.48	19.31
Annual average	7.28	6.06

1 year	7.90	12.23

6 months	6.44	10.09

.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader, and Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$64,000	$101,000,000

Putnam employees	$15,000	$454,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $1,400,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust, and a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended January 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JPMorgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

56th	34th	34th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 8 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five- and ten-year periods ended December 31, 2006, were 50%, 38%, and 38%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 4 out of 7, 3 out of 7, and 3 out of 7 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/07 (Unaudited)

FOREIGN GOVERNMENT BONDS AND NOTES (20.8%)*

		Principal amount	Value

Argentina (Republic of ) FRB 5.475s, 2012		$ 16,027,500	$ 15,215,440
Austria (Republic of ) 144A notes Ser. EMTN,
3.8s, 2013	EUR	8,000,000	10,254,599
Brazil (Federal Republic of ) bonds 6s, 2017		$ 2,935,000	2,854,288
Brazil (Federal Republic of ) notes 11s, 2012		2,545,000	3,108,718
Canada (Government of ) bonds 5 1/2s, 2010	CAD	3,730,000	3,310,795
Canada (Government of ) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,381,190
Colombia (Republic of ) notes 10s, 2012 (S)		$ 3,765,000	4,405,050
Ecuador (Republic of ) regs notes 9 3/8s, 2015		985,000	817,550
France (Government of ) bonds 5 3/4s, 2032	EUR	2,605,000	4,167,138
France (Government of ) bonds 5 1/2s, 2010	EUR	6,300,000	8,620,156
France (Government of ) bonds 4s, 2013	EUR	7,700,000	9,989,327
France (Government of ) bonds 4s, 2009	EUR	1,520,000	1,980,434
France (Government of ) bonds Ser. OATe, 3s, 2012	EUR	8,441,862	11,629,346
Germany (Federal Republic of ) bonds Ser. 05,
3 1/4s, 2015	EUR	57,100,000	70,149,657
Germany (Federal Republic of ) bonds Ser. 97, 6s, 2007	EUR	10,560,000	13,874,507
Ireland (Republic of ) bonds 5s, 2013	EUR	14,800,000	20,257,081
Japan (Government of ) 30 yr bonds Ser. 23,
2 1/2s, 2036	JPY	313,000,000	2,653,642
Japan (Government of ) CPI Linked bonds
Ser. 8, 1s, 2016	JPY	2,194,086,000	17,767,534
Mexican (Government of ) bonds Ser. M
10, 8s, 2015	MXN	34,400,000	3,130,542
Peru (Republic of ) bonds 7.35s, 2025 (S)		$ 1,300,000	1,425,450
Russia (Federation of ) unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		4,787,000	5,313,570
Russia (Federation of ) 144A unsub. stepped-coupon 5s
(7 1/2s, 3/31/07), 2030 ††		5,612,700	6,230,097
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		4,040,000	3,903,852
South Africa (Republic of ) notes 7 3/8s, 2012		2,780,000	2,985,720
South Africa (Republic of ) notes 6 1/2s, 2014		2,585,000	2,698,740
Spain (Kingdom of ) bonds 5s, 2012	EUR	4,600,000	6,260,762
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	10,069,820
Turkey (Republic of ) notes 11s, 2013		$ 2,190,000	2,677,275
Turkey (Republic of ) notes 7 3/8s, 2025		1,485,000	1,513,215
Turkey (Republic of ) notes 6 7/8s, 2036		7,760,000	7,333,200
Ukraine (Government of ) 144A sr. unsub. 6.58s, 2016		2,945,000	2,945,000
United Mexican States bonds Ser. MTN, 8.3s, 2031		4,545,000	5,703,975
Venezuela (Republic of ) notes 10 3/4s, 2013		1,975,000	2,363,088

Total foreign government bonds and notes (cost $258,617,407)			$ 266,990,758

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.9%)*

	Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.9%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from March 1, 2026 to May 1, 2027	$ 19,375	$ 20,115
6s, with due dates from September 1, 2021 to October 1, 2021	1,019,491	1,031,239
Federal National Mortgage Association
Pass-Through Certificates
8s, July 1, 2024	390	399
7 1/2s, with due dates from October 1, 2022
to August 1, 2030	85,031	88,238
6 1/2s, October 1, 2034	18,890	19,263
6 1/2s, April 1, 2016	49,670	50,375
6s, with due dates from June 1, 2020 to January 1, 2022	14,396,928	14,565,000
6s, TBA, February 1, 2037	1,500,000	1,505,039
6s, TBA, February 1, 2022	200,000	202,250
5 1/2s, with due dates from August 1, 2021 to May 1, 2036	51,485	51,124
5 1/2s, with due dates from December 1, 2011
to January 1, 2021	1,660,535	1,655,143
5 1/2s, TBA, February 1, 2037	28,788,000	28,320,195
5s, July 1, 2021	211,507	206,963
4 1/2s, with due dates from April 1, 2020 to June 1, 2034	15,314,048	14,558,850

Total U.S. government and agency mortgage obligations (cost $62,194,235)		$ 62,274,193

U.S. TREASURY OBLIGATIONS (14.4%)*

	Principal amount	Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016	$ 27,040,000	$ 32,549,400
6 1/4s, May 15, 2030	46,303,000	54,326,439
6 1/4s, August 15, 2023	18,225,000	20,713,852
U.S. Treasury Inflation Index Notes 2s,
January 15, 2016	16,660,745	16,125,415
U.S. Treasury Notes
4 1/4s, August 15, 2013	29,883,000	28,958,495
4s, November 15, 2012	3,000	2,880
3 1/4s, August 15, 2008	20,856,000	20,334,600
U.S. Treasury Strip zero %, November 15, 2024	28,450,000	11,644,386

Total U.S. treasury obligations (cost $181,852,101)		$ 184,655,467

CORPORATE BONDS AND NOTES (16.4%)*

		Principal amount	Value

Basic Materials (1.3%)
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)	$ 285,000		$ 277,163
Builders FirstSource, Inc. company guaranty FRB
9.624s, 2012		285,000	287,850
Chaparral Steel Co. company guaranty 10s, 2013		950,000	1,059,250
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	286,000	409,488
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08),
2013 ††	$ 555,000		533,494
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s,
12/15/07), 2012 ††		1,490,000	1,471,375
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		1,400,000	1,288,000
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09),
2014 ††		858,000	746,460
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		585,000	618,638
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		691,000	737,643
Huntsman, LLC company guaranty 11 5/8s, 2010		500,000	545,000
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		490,000	472,850
JSG Holding PLC 144A sr. notes 11 1/2s, 2015
(Ireland) ‡‡	EUR	391,603	543,342
Lyondell Chemical Co. company guaranty 10 1/2s, 2013	$ 300,000		331,125
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		452,000	480,250
MDP Acquisitions PLC sr. notes Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	845,000	1,192,238
Momentive Performance Materials, Inc. 144A
sr. notes 9 3/4s, 2014	$ 850,000		871,250
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016		446,000	456,035
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014		269,000	272,363
Nalco Co. sr. sub. notes 8 7/8s, 2013		1,257,000	1,333,991
NewPage Corp. sec. notes 10s, 2012		246,000	268,140
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		466,000	478,815
Novelis, Inc. company guaranty 7 1/4s, 2015		436,000	446,900
PQ Corp. company guaranty 7 1/2s, 2013		124,000	123,380
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	610,000	850,735
Stone Container Corp. sr. notes 9 3/4s, 2011	$ 21,000		21,709
Stone Container Corp. sr. notes 8 3/8s, 2012		399,000	400,995
United States Steel Corp. sr. notes 9 3/4s, 2010		635,000	671,513
			17,189,992

CORPORATE BONDS AND NOTES (16.4%)* continued

		Principal amount	Value

Capital Goods (1.3%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	$ 255,000		$ 254,363
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		1,422,000	1,482,435
Blount, Inc. sr. sub. notes 8 7/8s, 2012		897,000	923,910
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		780,000	780,975
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		420,000	430,500
Crown Euro Holdings SA company guaranty 6 1/4s,
2011 (France)	EUR	209,000	283,993
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 (acquired 7/23/04,
cost $633,705) ‡	$ 1,932,000		1,381,380
L-3 Communications Corp. company guaranty 6 1/8s, 2013		4,677,000	4,513,305
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		1,509,000	1,429,778
Legrand SA debs. 8 1/2s, 2025 (France)		1,573,000	1,832,545
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		291,000	314,280
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		242,000	231,110
Owens-Brockway Glass company guaranty 7 3/4s, 2011		186,000	191,580
Owens-Brockway Glass Container, Inc. sr. sec.
notes 8 3/4s, 2012		1,717,000	1,815,728
Owens-Illinois, Inc. debs. 7 1/2s, 2010		207,000	210,105
			16,075,987

Communication Services (0.8%)
American Cellular Corp. company guaranty 9 1/2s, 2009		375,000	367,969
Cincinnati Bell, Inc. company guaranty 7s, 2015		1,040,000	1,040,000
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		429,000	459,030
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)		433,000	447,073
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		1,683,000	1,560,983
iPCS, Inc. sr. notes 11 1/2s, 2012		580,000	640,900
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		699,000	721,718
Qwest Corp. debs. 7 1/4s, 2025		382,000	390,595
Qwest Corp. notes 8 7/8s, 2012		2,424,000	2,690,640
Qwest Corp. sr. notes 7 5/8s, 2015		797,000	853,786
Qwest Corp. sr. unsec 7 1/2s, 2014		145,000	153,881
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010		290,000	297,975
			9,624,550

Consumer Cyclicals (2.8%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		1,135,000	1,190,331
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		315,000	324,056
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		265,000	259,700
CanWest Media, Inc. company guaranty 8s, 2012
(Canada)		663,075	687,940

CORPORATE BONDS AND NOTES (16.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	$ 1,150,000	$ 1,200,313
Dex Media, Inc. notes 8s, 2013	218,000	227,265
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	1,012,000	1,073,985
Ford Motor Co. notes 7.45s, 2031	953,000	773,121
Ford Motor Credit Corp. notes 7 7/8s, 2010	480,000	487,048
Ford Motor Credit Corp. notes 7 3/8s, 2009	382,000	384,420
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	1,389,000	1,484,897
Ford Motor Credit Corp. sr. unsec 8s, 2016	320,000	315,337
Ford Motor Credit Corp. sr. unsec. FRN 8.11s, 2012	250,000	250,675
Ford Motor Credit Corp. 144A sr. unsecd.
notes 9 3/4s, 2010	873,000	931,230
General Motors Corp. debs. 9.4s, 2021	170,000	169,150
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	765,000	824,288
Goodyear Tire & Rubber Co. (The) 144A
sr. notes 8 5/8s, 2011	475,000	499,938
Hanesbrands, Inc. 144A sr. notes FRN 8.735s, 2014	170,000	174,675
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	1,460,000	1,474,600
Jostens IH Corp. company guaranty 7 5/8s, 2012	1,393,000	1,420,860
Levi Strauss & Co. sr. notes 9 3/4s, 2015	1,275,000	1,377,000
Levi Strauss & Co. sr. notes 8 7/8s, 2016	560,000	585,200
Meritage Homes Corp. company guaranty 6 1/4s, 2015 (S)	377,000	350,610
Meritor Automotive, Inc. notes 6.8s, 2009	135,000	133,650
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	885,000	949,163
MGM Mirage, Inc. company guaranty 6s, 2009	1,929,000	1,921,766
Mirage Resorts, Inc. debs. 7 1/4s, 2017	173,000	171,270
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	369,000	301,658
NTK Holdings, Inc. sr. disc. notes zero %, 2014	239,000	175,665
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	880,000	910,800
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	745,000	782,250
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	475,000	486,281
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	283,000	288,660
PRIMEDIA, Inc. sr. notes 8s, 2013	1,053,000	1,013,513
R.H. Donnelley Corp. sr. disc. notes Ser. A-2,
6 7/8s, 2013	129,000	123,518
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	521,000	498,858
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	875,000	903,438
Scientific Games Corp. company guaranty 6 1/4s, 2012	1,226,000	1,201,480
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	1,425,000	1,496,250
Standard Pacific Corp. sr. notes 7 3/4s, 2013	193,000	190,588
Station Casinos, Inc. sr. notes 6s, 2012	614,000	580,998
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	136,000	141,100
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	471,000	515,156
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	318,000	325,155
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	825,000	818,813

CORPORATE BONDS AND NOTES (16.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	$ 229,000	$ 226,710
United Auto Group, Inc. 144A sr. sub. notes 7 3/4s, 2016	680,000	683,400
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	1,305,000	1,331,100
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	563,000	532,035
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	1,980,000	1,967,625
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	1,087,000	1,076,130
		36,213,669

Consumer Staples (2.3%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	1,055,000	1,057,638
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	884,000	887,315
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	173,688	9,076
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016	560,000	555,800
Brand Services, Inc. company guaranty 12s, 2012	1,090,000	1,201,725
CCH I Holdings, LLC company guaranty stepped-coupon
12 1/8s (12 1/8s, 1/15/07), 2015 ††	284,000	271,930
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	2,450,000	2,529,625
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	499,000	517,089
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	166,000	172,433
Church & Dwight Co., Inc. company guaranty 6s, 2012	865,000	841,213
Cinemark USA, Inc. sr. sub. notes 9s, 2013	34,000	36,125
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,915,000	1,689,988
Constellation Brands, Inc. sr. sub. notes Ser. B,
8 1/8s, 2012	805,000	837,200
CSC Holdings, Inc. debs. 7 5/8s, 2018	382,000	385,820
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	717,000	738,510
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	2,008,000	1,987,920
Dean Foods Co. company guaranty 7s, 2016	522,000	527,220
Del Monte Corp. company guaranty 6 3/4s, 2015	640,000	628,000
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,085,000	1,144,675
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	1,593,000	1,517,333
Echostar DBS Corp. company guaranty 6 5/8s, 2014	4,144,000	4,061,120
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	233,000	218,438
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	1,439,000	1,471,378
Playtex Products, Inc. company guaranty 9 3/8s, 2011	330,000	342,375
Playtex Products, Inc. sec. notes 8s, 2011	1,490,000	1,558,913
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	873,000	890,460
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	922,000	981,930
Rental Services Corp. 144A bonds 9 1/2s, 2014	140,000	146,300
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	495,000	518,819
United Rentals NA, Inc. sr. sub. notes 7s, 2014	690,000	677,925
Young Broadcasting, Inc. company guaranty 10s, 2011	844,000	831,340
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	570,000	518,700
		29,754,333

CORPORATE BONDS AND NOTES (16.4%)* continued

	Principal amount	Value

Energy (2.2%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	$ 2,598,000	$ 2,565,525
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	778,000	814,955
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	1,577,000	1,535,604
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,991,000	2,040,775
Complete Production Services, Inc. 144A sr. notes 8s, 2016	1,020,000	1,032,750
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	995,000	953,956
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	1,410,000	1,431,150
Forest Oil Corp. sr. notes 8s, 2011	1,465,000	1,519,938
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	1,480,000	1,739,000
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	1,140,000	1,080,150
Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	1,013,000	959,108
Massey Energy Co. sr. notes 6 5/8s, 2010	1,497,000	1,489,515
Newfield Exploration Co. sr. notes 7 5/8s, 2011	1,360,000	1,419,500
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	698,000	685,785
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	910,000	857,675
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	814,229	829,044
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	695,000	718,360
Peabody Energy Corp. sr. notes 5 7/8s, 2016	1,470,000	1,403,850
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	1,697,000	1,756,395
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	1,270,000	1,295,400
Pride International, Inc. sr. notes 7 3/8s, 2014	1,619,000	1,643,285
		27,771,720

Financial (1.4%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
7.174s, 2012 (Cayman Islands)	2,828,000	2,867,097
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	600,000	603,000
Finova Group, Inc. notes 7 1/2s, 2009	837,000	251,100
General Motors Acceptance Corp. FRN 6.324s, 2007	680,000	680,723
General Motors Acceptance Corp. FRN Ser. MTN,
6.225s, 2007	1,360,000	1,360,424
General Motors Acceptance Corp. notes 7 3/4s, 2010	176,000	182,806
General Motors Acceptance Corp. notes 7s, 2012	185,000	189,746
General Motors Acceptance Corp. notes 6 7/8s, 2012	404,000	410,581
General Motors Acceptance Corp. notes 6 3/4s, 2014	1,399,000	1,419,441
General Motors Acceptance Corp. sr. unsub. notes 5.85s, 2009	209,000	207,822
Liberty Mutual Insurance 144A notes 7.697s, 2097	1,330,000	1,348,502
UBS Luxembourg SA for Sberbank unsec.
sub. notes stepped-coupon 6.23s (7.429s, 2/11/10),
2015 (Luxembourg) ††	2,730,000	2,753,205
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	1,724,000	1,736,930
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	1,065,000	1,072,988
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	2,595,000	2,744,732
		17,829,097

CORPORATE BONDS AND NOTES (16.4%)* continued

	Principal amount	Value

Government (0.9%)
Pemex Finance, Ltd. bonds 9.69s, 2009
(Cayman Islands)	$ 1,080,750	$ 1,126,147
Pemex Project Funding Master Trust company
guaranty 9 1/2s, 2027	2,500,000	3,287,500
Pemex Project Funding Master Trust company
guaranty 5 3/4s, 2015	7,347,000	7,163,325
		11,576,972

Health Care (1.1%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	355,000	352,338
DaVita, Inc. company guaranty 6 5/8s, 2013	291,000	289,545
HCA, Inc. 144A sec. notes 9 1/4s, 2016	1,275,000	1,354,688
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡	1,095,000	1,175,756
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	1,100,000	973,500
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,450,000	1,392,000
Service Corporation International debs. 7 7/8s, 2013	112,000	115,360
Service Corporation International sr. notes 7s, 2017	333,000	329,670
Service Corporation International sr. notes 6 3/4s, 2016	1,039,000	1,015,623
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,412,000	1,362,580
Tenet Healthcare Corp. notes 7 3/8s, 2013	750,000	693,750
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	598,000	606,223
Triad Hospitals, Inc. sr. notes 7s, 2012	1,585,000	1,624,625
US Oncology, Inc. company guaranty 9s, 2012	835,000	885,100
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	1,005,000	1,028,869
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	590,000	660,800
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	392,000	398,860
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	337,000	340,370
		14,599,657

Technology (0.5%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	649,000	663,603
Freescale Semiconductor, Inc. 144A sr. notes 9 1/8s, 2014 ‡‡	753,000	748,294
Freescale Semiconductor, Inc. 144A sr. notes 8 7/8s, 2014	1,510,000	1,502,450
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016	757,000	753,215
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	435,000	446,419
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	770,000	770,963
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	25,000	23,063
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	660,000	694,650
Xerox Corp. sr. notes 7 5/8s, 2013	767,000	797,680
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	378,000	387,450
		6,787,787

CORPORATE BONDS AND NOTES (16.4%)* continued

	Principal amount	Value

Transportation (0.1%)
CalAir, LLC/CalAir Capital Corp. company
guaranty 8 1/8s, 2008	$ 1,490,000	$ 1,488,138

Utilities & Power (1.7%)
AES Corp. (The) sr. notes 8 7/8s, 2011	107,000	114,758
AES Corp. (The) 144A sec. notes 9s, 2015	1,113,000	1,190,910
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	895,000	955,413
CMS Energy Corp. sr. notes 8.9s, 2008	1,690,000	1,753,375
CMS Energy Corp. sr. notes 7 3/4s, 2010	350,000	366,188
Colorado Interstate Gas Co. debs. 6.85s, 2037	615,000	624,507
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	173,000	170,003
Edison Mission Energy sr. unsec 7 3/4s, 2016	284,000	300,330
Edison Mission Energy sr. unsec 7 1/2s, 2013	338,000	350,675
El Paso Natural Gas Co. debs. 8 5/8s, 2022	370,000	437,548
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	1,939,000	2,006,865
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,010,000	972,125
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	1,321,000	1,426,680
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	1,445,000	1,584,081
NRG Energy, Inc. sr. notes 7 3/8s, 2016	465,000	465,581
Orion Power Holdings, Inc. sr. notes 12s, 2010	1,115,000	1,279,463
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	993,000	1,008,839
Southern Union Co. jr. sub. FRN 7.2s, 2066	391,000	389,887
Teco Energy, Inc. notes 7.2s, 2011	350,000	367,063
Teco Energy, Inc. notes 7s, 2012	550,000	576,125
Teco Energy, Inc. sr. notes 6 3/4s, 2015	63,000	65,441
Tennessee Gas Pipeline Co. debs. 7s, 2028	145,000	150,341
Tennessee Gas Pipeline Co. unsec. notes 7 1/2s, 2017	291,000	316,323
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	875,000	918,750
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	1,188,000	1,258,498
Utilicorp United, Inc. sr. notes 9.95s, 2011	36,000	39,601
Williams Cos., Inc. (The) notes 8 3/4s, 2032	280,000	318,500
Williams Cos., Inc. (The) notes 8 1/8s, 2012	290,000	312,113
Williams Cos., Inc. (The) notes 7 5/8s, 2019	736,000	785,680
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	336,000	337,680
Williams Partners LP/ Williams Partners
Finance Corp. 144A bonds 7 1/4s, 2017	280,000	287,700
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	419,508	47,153
		21,178,196

Total corporate bonds and notes (cost $207,173,817)		$ 210,090,098

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	$ 720,000		$ 718,656
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	320,038
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	597,661
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 8.32s, 2014		412,000	411,183
FRB Ser. 02-FL2A, Class K1, 7.82s, 2014		100,000	99,862
FRB Ser. 05-MIB1, Class K, 7.32s, 2022		1,187,000	1,186,038
FRB Ser. 05-ESHA, Class K, 7.12s, 2020		1,396,000	1,396,568
FRB Ser. 06-LAQ, Class M, 7s, 2021		808,000	809,107
FRB Ser. 06-LAQ, Class L, 6.87s, 2021		1,013,000	1,015,785
Banc of America Funding Corp. IFB Ser. 06-4,
Class A4, IO, 0.18s, 2036		2,080,108	3,500
Banc of America Mortgage Securities IFB Ser. 06-2,
Class A4, IO, 0.08s, 2036		1,938,564	9,570
Bayview Commercial Asset Trust Ser. 07-1, Class A,
IO (Interest only), 1.211s, 2037		8,269,000	1,086,427
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.195s, 2032		481,000	531,958
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.97s, 2018		1,229,000	1,229,000
Broadgate Financing PLC sec. FRB Ser. D, 6.127s,
2023 (United Kingdom)	GBP	888,000	1,738,532
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
IO, 0.917s, 2017	$ 6,873,414		61,311
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 05-F10A, Class A1, 5.42s, 2017		2,536,626	2,536,593
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO, 2.097s, 2046		11,721,292	498,155
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036		15,273,037	21,478
Countrywide Home Loans Ser. 05-2, Class 2X, IO,
1.16s, 2035		10,512,743	226,681
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 6.12s, 2017		167,000	166,999
FRB Ser. 06-A, Class C, 5.92s, 2017		495,000	494,997
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		3,957,000	3,888,940
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 7.17s, 2020		1,356,000	1,350,946
Ser. 1998-C2, Class F, 6 3/4s, 2030		3,176,400	3,343,927
FRB Ser. 05-TFLA, Class K, 6.62s, 2020		758,000	757,995
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,846,528
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	626,759
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.937s, 2031		47,173,352	541,756
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	559,943
DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031		1,771,365	1,707,118

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

		Principal amount	Value

DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		$ 539,000	$ 509,355
Ser. 97-CF1, Class B1, 7.91s, 2030		519,000	518,273
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.433s, 2014 (Ireland)	GBP	995,000	1,953,683
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.441s, 2014 (United Kingdom)	GBP	705,863	1,382,635
Fannie Mae
IFB Ser. 06-70, Class BS, 14.69s, 2036		$ 580,882	676,376
IFB Ser. 06-62, Class PS, 7.98s, 2036		1,538,246	1,673,691
IFB Ser. 06-76, Class QB, 7.68s, 2036		3,819,364	4,080,613
Ser. 04-W8, Class 3A, 7 1/2s, 2044		731,625	765,471
Ser. 04-W2, Class 5A, 7 1/2s, 2044		2,513,929	2,625,945
Ser. 04-T2, Class 1A4, 7 1/2s, 2043		631,834	660,441
Ser. 03-W4, Class 4A, 7 1/2s, 2042		195,024	202,469
Ser. 03-W3, Class 1A3, 7 1/2s, 2042		394,472	410,174
Ser. 02-T19, Class A3, 7 1/2s, 2042		518,625	539,385
Ser. 03-W2, Class 1A3, 7 1/2s, 2042		7,911	8,226
Ser. 02-W1, Class 2A, 7 1/2s, 2042		789,092	817,440
Ser. 02-14, Class A2, 7 1/2s, 2042		3,738	3,879
Ser. 01-T10, Class A2, 7 1/2s, 2041		501,603	519,438
Ser. 02-T4, Class A3, 7 1/2s, 2041		2,190	2,268
Ser. 01-T8, Class A1, 7 1/2s, 2041		5,776	5,966
Ser. 01-T7, Class A1, 7 1/2s, 2041		2,014,050	2,082,138
Ser. 01-T3, Class A1, 7 1/2s, 2040		321,561	332,857
Ser. 01-T1, Class A1, 7 1/2s, 2040		981,854	1,016,209
Ser. 99-T2, Class A1, 7 1/2s, 2039		399,970	418,062
Ser. 00-T6, Class A1, 7 1/2s, 2030		191,574	198,840
Ser. 02-W7, Class A5, 7 1/2s, 2029		347,806	361,253
Ser. 01-T4, Class A1, 7 1/2s, 2028		915,900	958,926
Ser. 02-W3, Class A5, 7 1/2s, 2028		1,733	1,798
IFB Ser. 06-63, Class SP, 7.38s, 2036		4,143,695	4,391,039
IFB Ser. 06-60, Class TK, 7.32s, 2036		1,137,546	1,168,117
Ser. 04-W12, Class 1A3, 7s, 2044		812,314	839,134
Ser. 01-T10, Class A1, 7s, 2041		1,993,895	2,043,382
IFB Ser. 05-74, Class CS, 5.39s, 2035		1,266,902	1,251,651
IFB Ser. 05-74, Class CP, 5.243s, 2035		1,111,287	1,104,921
IFB Ser. 05-76, Class SA, 5.243s, 2034		1,575,817	1,547,655
IFB Ser. 06-27, Class SP, 5.06s, 2036		1,553,000	1,533,615
IFB Ser. 06-8, Class HP, 5.06s, 2036		1,841,959	1,807,725
IFB Ser. 06-8, Class WK, 5.06s, 2036		2,852,723	2,774,149
IFB Ser. 05-106, Class US, 5.06s, 2035		2,705,599	2,681,619
IFB Ser. 05-99, Class SA, 5.06s, 2035		1,328,435	1,300,578
IFB Ser. 05-114, Class SP, 4.95s, 2036		777,603	737,264
IFB Ser. 06-60, Class CS, 4.583s, 2036		1,811,825	1,691,740
IFB Ser. 05-95, Class CP, 4.089s, 2035		207,434	200,326
IFB Ser. 05-95, Class OP, 3.923s, 2035		704,000	635,111
IFB Ser. 05-83, Class QP, 3.562s, 2034		432,827	395,370
IFB Ser. 02-36, Class QH, IO, 2.73s, 2029		187,410	1,146
IFB Ser. 06-90, Class SE, IO, 2.48s, 2036		5,067,612	439,655

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	$ 2,302,588	$ 170,898
IFB Ser. 03-48, Class S, IO, 2.23s, 2033	1,041,529	75,834
IFB Ser. 05-113, Class AI, IO, 1.91s, 2036	1,675,634	108,688
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	1,594,086	89,671
IFB Ser. 06-60, Class DI, IO, 1 3/4s, 2035	4,958,562	246,209
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	2,771,132	158,894
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	4,809,532	260,906
IFB Ser. 05-69, Class AS, IO, 1.38s, 2035	1,233,347	64,365
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	3,867,023	186,120
IFB Ser. 05-104, Class SI, IO, 1.38s, 2033	6,579,808	341,945
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	718,844	44,466
IFB Ser. 05-92, Class SC, IO, 1.36s, 2035	6,485,743	350,357
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	8,499,145	392,460
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	16,624,923	651,643
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	4,071,727	153,952
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	7,125,429	268,036
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	405,740	24,965
IFB Ser. 06-99, Class AS, IO, 1.26s, 2036	418,234	19,532
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	5,661,691	213,683
IFB Ser. 03-112, Class SA, IO, 1.18s, 2028	2,338,428	62,848
Ser. 03-W17, Class 12, IO, 1.156s, 2033	5,196,797	207,872
Ser. 03-W10, Class 1A, IO, 0.966s, 2043	7,531,830	107,909
Ser. 03-W10, Class 3A, IO, 0.955s, 2043	8,974,849	149,407
IFB Ser. 05-67, Class BS, IO, 0.83s, 2035	3,120,910	86,800
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	6,883,588	169,982
Ser. 00-T6, IO, 0.764s, 2030	8,172,465	111,998
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	18,452,197	493,603
IFB Ser. 04-54, Class SW, IO, 0.68s, 2033	1,462,401	36,117
Ser. 02-T18, IO, 0.526s, 2042	14,188,431	176,517
Ser. 06-84, Class OP, PO (Principal only), zero %, 2036	226,030	218,535
Ser. 372, Class 1, PO, zero %, 2036	638,564	501,947
Ser. 371, Class 1, PO, zero %, 2036	1,254,030	1,040,497
Ser. 05-113, Class DO, PO, zero %, 2036	245,031	195,957
Ser. 367, Class 1, PO, zero %, 2036	1,567,641	1,163,091
Ser. 363, Class 1, PO, zero %, 2035	8,082,125	6,002,618
Ser. 361, Class 1, PO, zero %, 2035	5,604,048	4,487,843
Ser. 04-38, Class AO, PO, zero %, 2034	1,050,660	760,579
Ser. 02-82, Class TO, PO, zero %, 2032	413,424	329,255
Ser. 04-61, Class CO, PO, zero %, 2031	919,000	728,164
Ser. 99-51, Class N, PO, zero %, 2029	147,726	120,281
FRB Ser. 05-117, Class GF, zero %, 2036	613,031	567,784
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	807,601	846,368
Ser. T-58, Class 4A, 7 1/2s, 2043	11,518	11,997
Ser. T-41, Class 3A, 7 1/2s, 2032	1,964,111	2,037,691
Ser. T-60, Class 1A2, 7s, 2044	3,765,441	3,886,496
Ser. T-57, Class 1AX, IO, 0.005s, 2043	4,630,861	54,737

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1 3/8s, 2020	$ 10,938,282	$ 593,389
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	891,000	763,870
First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,340,507
Freddie Mac
IFB Ser. 3153, Class UK, 7 1/2s, 2036	94,444	102,675
IFB Ser. 3182, Class PS, 7.32s, 2032	440,383	469,809
IFB Ser. 3081, Class DC, 5.22s, 2035	1,086,732	1,048,835
IFB Ser. 3114, Class GK, 5.12s, 2036	721,613	698,276
IFB Ser. 2979, Class AS, 4.767s, 2034	476,204	458,644
IFB Ser. 3065, Class DC, 3.9s, 2035	1,638,272	1,479,011
IFB Ser. 3050, Class SA, 3.575s, 2034	1,185,675	1,069,234
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	1,542,811	90,399
IFB Ser. 3033, Class SF, IO, 1.48s, 2035	2,211,828	74,649
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	7,888,922	482,709
IFB Ser. 3042, Class SP, IO, 1.43s, 2035	1,848,880	105,016
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	15,878,802	653,564
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	1,768,842	70,205
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	8,358,669	515,775
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	5,360,169	320,547
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	1,495,122	96,152
IFB Ser. 3067, Class SI, IO, 1.33s, 2035	6,298,627	391,542
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	9,869,040	401,674
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	1,171,308	69,233
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	5,288,479	189,370
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	7,018,438	387,874
IFB Ser. 3081, Class DI, IO, 1.16s, 2035	1,526,139	74,720
IFB Ser. 3199, Class S, IO, 1.13s, 2036	6,010,658	281,045
IFB Ser. 3016, Class SP, IO, 0.79s, 2035	1,502,037	35,358
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	3,561,910	87,374
IFB Ser. 2815, Class S, IO, 0.68s, 2032	3,469,005	81,778
Ser. 242, PO, zero %, 2036	5,779,263	4,607,479
Ser. 239, PO, zero %, 2036	1,256,237	983,256
Ser. 3174, PO, zero %, 2036	281,197	230,726
Ser. 236, PO, zero %, 2036	1,393,084	1,093,828
Ser. 3045, Class DO, PO, zero %, 2035	1,214,272	960,430
Ser. 231, PO, zero %, 2035	6,265,771	4,667,139
Ser. 3130, Class KO, PO, zero %, 2034	253,260	196,950
Ser. 215, PO, zero %, 2031	293,855	233,804
Ser. 2235, PO, zero %, 2030	367,997	289,625
FRB Ser. 3022, Class TC, zero %, 2035	248,848	261,602
FRB Ser. 2986, Class XT, zero %, 2035	158,020	155,304
FRB Ser. 3046, Class WF, zero %, 2035	314,512	300,917
FRB Ser. 3054, Class XF, zero %, 2034	157,577	153,686
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	251,000	267,239
Ser. 00-1, Class G, 6.131s, 2033	1,159,000	1,049,301

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	$ 1,022,427	$ 1,048,140
Government National Mortgage Association
IFB Ser. 05-66, Class SP, 3.1s, 2035	1,004,429	890,150
IFB Ser. 05-68, Class SN, IO, 1.88s, 2034	5,035,521	257,265
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	3,823,573	141,054
IFB Ser. 05-68, Class SI, IO, 0.98s, 2035	13,092,961	533,715
IFB Ser. 06-14, Class S, IO, 0.93s, 2036	3,877,498	129,022
IFB Ser. 05-51, Class SJ, IO, 0.88s, 2035	3,851,375	146,511
IFB Ser. 05-68, Class S, IO, 0.88s, 2035	7,482,956	277,322
Ser. 98-2, Class EA, PO, zero %, 2028	143,237	116,366
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, 8.57s, 2015	417,000	417,261
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	505,232
Ser. 98-C4, Class J, 5.6s, 2035	965,000	862,623
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 9.07s, 2014	1,181,000	1,181,185
Lehman Mortgage Trust Ser. 06-9, Class 2A2, IO,
1.3s, 2037	3,958,785	177,478
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	6,346,878	292,614
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	9,545,732	337,952
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	8,255,331	400,776
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	3,541,372	134,880
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	4,678,619	211,438
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	1,713,604	6,670
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	2,368,536	13,807
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	3,804,727	16,052
IFB Ser. 06-6, Class 4A2, IO, 0.03s, 2036	3,646,459	6,837
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,154,000	965,352
Ser. 04-1A, Class K, 5.45s, 2040	411,000	329,279
Ser. 04-1A, Class L, 5.45s, 2040	187,000	137,669
MASTR Adjustable Rate Mortgages Trust Ser. 04-13,
Class 3A6, 3.786s, 2034	554,000	531,635
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.051s, 2049	111,509,000	1,608,306
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.329s, 2028	3,762,139	284,953
Merrill Lynch Mortgage Investors, Inc. FRB
Ser. 05-A9, Class 3A1, 5.291s, 2035	1,019,543	1,010,303
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 8.049s, 2037	1,431,828	482,347
Morgan Stanley Capital I Ser. 98-CF1, Class E,
7.35s, 2032	2,455,000	2,560,712
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039	3,360,000	2,421,431

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

		Principal amount	Value

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.393s, 2035	$ 3,118,767		$ 3,108,834
IFB Ser. 06-7, Class 4A3, IO, zero %, 2036		1,984,530	5,614
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.09s, 2030		459,501	468,427
Ser. 97-MC2, Class X, IO, 1.393s, 2012		3,935,195	8,455
Permanent Financing PLC FRB Ser. 8, Class 2C,
5 3/4s, 2042 (United Kingdom)		1,112,000	1,111,934
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		285,000	277,522
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.23s, 2036		900,726	8,444
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		595,000	591,083
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		316,000	267,329
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		376,000	292,781
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		345,000	295,420
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		325,000	260,140
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D, 6.633s, 2014 (Ireland)	GBP	1,200,599	2,359,573
FRB Ser. 05-CT2A, Class E, 6.177s, 2014 (Ireland)	$ 444,138		872,451
FRB Ser. 04-2A, Class D, 4.646s, 2014 (Ireland)	EUR	537,623	701,436
URSUS EPC 144A FRB Ser. 1-A, Class D, 6.05s, 2012
(Ireland)	GBP	515,949	1,013,066
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.62s, 2018	$ 917,000		916,963
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR16, Class 2A1, 4.945s, 2035		35,781	35,456
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		27,542,277	439,084

Total collateralized mortgage obligations (cost $166,180,392)			$ 166,788,405

ASSET-BACKED SECURITIES (9.9%)*

		Principal amount	Value

Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		272,200	$253,146
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		743,000	765,429
Ser. 04-1A, Class E, 6.42s, 2039		420,000	412,661
Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 7.82s, 2036		117,000	88,514
Asset Backed Securities Corp. Home Equity Loan Trust
144A FRB Ser. 06-HE2, Class M10, 7.82s, 2036		1,001,000	828,510
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 6.02s, 2033		540,825	543,107
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
6.35s, 2011		740,000	747,945

ASSET-BACKED SECURITIES (9.9%)* continued

	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 8.57s, 2034	$ 507,000	$ 501,930
FRB Ser. 06-PC1, Class M9, 7.07s, 2035	364,000	305,533
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036	552,000	466,440
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,628,658	1,153,293
Ser. 00-A, Class A2, 7.575s, 2030	295,635	214,473
Ser. 99-B, Class A4, 7.3s, 2016	1,399,711	925,775
Ser. 99-B, Class A3, 7.18s, 2015	2,392,389	1,552,062
FRB Ser. 00-A, Class A1, 5.48s, 2030	311,852	177,756
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009	1,174,000	1,182,805
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013	500,000	498,027
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s, 2011
(Cayman Islands)	330,105	340,927
FRB Ser. 04-AA, Class B3, 8.67s, 2011
(Cayman Islands)	56,179	57,110
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.4s, 2010	860,000	870,838
CHEC NIM Ltd., 144A Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	14,985	14,509
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.82s, 2035	599,000	456,316
FRB Ser. 05-HE4, Class M12, 7.37s, 2035	899,000	645,981
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	2,220,000	2,081,103
Ser. 00-2, Class A4, 8.48s, 2030	11,283	11,026
Ser. 00-4, Class A6, 8.31s, 2032	7,133,000	6,126,205
Ser. 00-5, Class A7, 8.2s, 2032	1,053,000	890,312
Ser. 00-1, Class A5, 8.06s, 2031	2,190,699	1,924,559
Ser. 00-4, Class A5, 7.97s, 2032	470,000	418,082
Ser. 00-5, Class A6, 7.96s, 2032	463,000	398,850
Ser. 02-1, Class M1F, 7.954s, 2033	85,000	89,029
Ser. 00-4, Class A4, 7.73s, 2031	362,936	334,773
Ser. 01-3, Class M2, 7.44s, 2033	208,876	20,888
Ser. 01-4, Class A4, 7.36s, 2033	515,217	530,894
Ser. 00-6, Class A5, 7.27s, 2032	182,051	181,078
FRB Ser. 01-4, Class M1, 7.076s, 2033	573,000	217,740
Ser. 01-1, Class A5, 6.99s, 2032	1,933,000	1,884,480
Ser. 01-3, Class A4, 6.91s, 2033	5,996,000	5,755,153
Ser. 02-1, Class A, 6.681s, 2033	2,490,042	2,511,819
Ser. 01-3, Class A3, 5.79s, 2033	2,826	2,827
Consumer Credit Reference IDX Securities 144A FRB
Ser. 02-1A, Class A, 7.365s, 2007	1,494,000	1,497,063
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	61,314	60,020
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	50,081	50,440

ASSET-BACKED SECURITIES (9.9%)* continued

		Principal amount	Value

Countrywide Home Loans Ser. 06-0A5, Class X, IO,
2.064s, 2046	$ 8,940,566		$ 366,004
Countrywide Home Loans 144A IFB Ser. 05-R1,
Class 1AS, IO, 0.779s, 2035		7,488,068	205,925
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)		838,000	833,549
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031		545,000	555,220
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7 7/8s, 2039		2,258,744	2,294,037
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 04-FF7, Class A4, 5.62s, 2034		1,823,836	1,824,039
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		81,238	11,950
Ser. 04-3, Class A, 4 1/2s, 2034		3,186	2,842
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012		1,347,000	1,332,972
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 6.69s, 2043 (United Kingdom)	GBP	2,090,000	4,198,511
FRB Ser. 02-1, Class 1C, 6.66s, 2042 (United Kingdom)	$ 512,995		513,739
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	2,785,000	3,701,590
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020	$ 1,703,968		1,599,133
Ser. 94-4, Class B2, 8.6s, 2019		641,075	467,497
Ser. 93-1, Class B, 8.45s, 2018		1,203,057	1,141,703
Ser. 99-5, Class A5, 7.86s, 2030		8,925,000	8,768,813
Ser. 96-8, Class M1, 7.85s, 2027		754,000	748,261
Ser. 95-8, Class B1, 7.3s, 2026		704,416	697,712
Ser. 95-4, Class B1, 7.3s, 2025		726,329	740,615
Ser. 97-6, Class M1, 7.21s, 2029		1,177,000	1,108,189
Ser. 95-F, Class B2, 7.1s, 2021		105,820	106,019
Ser. 99-3, Class A7, 6.74s, 2031		1,438,000	1,418,081
Ser. 99-3, Class A5, 6.16s, 2031		28,242	28,418
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,275,838	3,006,449
Ser. 99-5, Class A4, 7.59s, 2028		91,601	92,760
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		712,336	704,785
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.32s, 2030 (Cayman Islands)		729,000	732,062
FRB Ser. 05-1A, Class E, 7.12s, 2030 (Cayman Islands)		472,664	473,278
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)		485,265	474,169
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s, 2036
(Cayman Islands)		1,485,000	1,568,647
FRB Ser. 02-1A, Class FFL, 8.07s, 2037
(Cayman Islands)		2,440,000	2,440,000
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
6.408s, 2039 (United Kingdom)		1,700,000	3,337,950

ASSET-BACKED SECURITIES (9.9%)* continued

		Principal amount	Value

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 8.57s, 2032	$ 2,025,781		$ 1,580,109
MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)		8,174	8,051
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6 1/2s, 2010		860,000	871,403
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		19,589	19,295
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		255,929	251,713
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 8.52s, 2034		458,000	461,329
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2,
Class E, 5s, 2012		173,551	171,709
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 7.32s, 2039 (Cayman Islands)		500,000	510,000
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		399,710	390,287
Ser. 04-B, Class C, 3.93s, 2012		172,916	167,755
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		2,069,450	1,819,374
Ser. 00-A, Class A2, 7.765s, 2017		308,788	238,710
Ser. 95-B, Class B1, 7.55s, 2021		542,000	357,666
Ser. 00-D, Class A4, 7.4s, 2030		1,945,000	1,263,357
Ser. 02-B, Class A4, 7.09s, 2032		851,614	756,561
Ser. 99-B, Class A4, 6.99s, 2026		2,253,408	1,972,334
Ser. 01-D, Class A4, 6.93s, 2031		1,517,663	1,186,719
Ser. 01-E, Class A4, 6.81s, 2031		2,034,831	1,787,746
Ser. 01-C, Class A2, 5.92s, 2017		2,264,590	1,164,559
Ser. 02-C, Class A1, 5.41s, 2032		2,715,732	2,348,505
Ser. 01-D, Class A2, 5.26s, 2019		308,580	214,624
Ser. 01-E, Class A2, 5.05s, 2019		2,095,765	1,643,027
Ser. 02-A, Class A2, 5.01s, 2020		631,491	484,726
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		547,177	486,593
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.876s, 2018 (Ireland)		1,695,000	1,757,715
FRB Ser. 05-A, Class E, 9.976s, 2012 (Ireland)		466,000	474,947
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.82s, 2035		783,000	653,316
Park Place Securities, Inc. FRB Ser. 04-MCW1,
Class A2, 5.7s, 2034		1,676,230	1,677,802
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 7.82s, 2034		300,000	258,000
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		20,053	19,662
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6 1/2s, 2042 (United Kingdom)		680,000	686,218
FRB Ser. 6, Class 3C, 5.954s, 2042 (United Kingdom)	GBP	1,731,000	3,409,695

ASSET-BACKED SECURITIES (9.9%)* continued

		Principal amount	Value

Residential Asset Securities Corp. Ser. 01-KS3,
Class AII, 5.81s, 2031	$ 4,769,771		$ 4,770,725
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 7.8s, 2035		778,000	673,530
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.961s, 2038 (United Kingdom)	GBP	250,000	488,224
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026	$ 166,688		167,072
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		33,837	6,429
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		145,799	7,290
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)		96,609	8,695
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		24,487	2,449
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		14,179	284
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		19,982	200
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)		6,641	332
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)		40,481	4,720
Sasco Net Interest Margin Trust 144A Ser. 03-BC1,
Class B, zero %, 2033 (Cayman Islands)		530,404	332
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 04-HS1N, Class Note, 5.92s, 2034		7,936	317
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 7.82s, 2036		463,000	420,515
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.574s, 2038 (Cayman Islands)		200,000	200,880
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 7.82s, 2035		858,000	580,877
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.874s, 2015		3,493,968	3,489,600
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)		904,000	918,186
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037 (Cayman Islands)		756,000	754,190
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.26s, 2044 (United Kingdom)		1,340,723	1,340,683
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011		146,213	145,798

Total asset-backed securities (cost $126,406,569)			$ 126,559,182

SENIOR LOANS (5.3%)* (c)

		Principal amount	Value

Basic Materials (0.6%)
Celanese Corp. bank term loan FRN Ser. B, 7.114s, 2011	$ 522,872		$ 525,568
Georgia-Pacific Corp. bank term loan FRN Ser. B,
7.357s, 2013		1,633,500	1,647,453
Georgia-Pacific Corp. bank term loan FRN Ser. B2,
7.114s, 2012		600,000	605,125
Hexion Specialty Chemicals, Inc. bank term loan FRN
7 7/8s, 2013		498,750	500,340

SENIOR LOANS (5.3%)* (c) continued

	Principal amount	Value

Basic Materials continued
Innophos, Inc. bank term loan FRN 7.57s, 2010	$ 356,459	$ 357,945
Lyondell Chemical Co. bank term loan FRN Ser. B,
7.121s, 2013	199,500	200,858
Momentive Performance Materials Corp. bank term loan
FRN 7 5/8s, 2013	350,000	352,450
Nalco Co. bank term loan FRN Ser. B, 7.177s, 2010	439,814	442,372
NewPage Corp. bank term loan FRN 8.446s, 2011	348,529	352,014
Novelis, Inc. bank term loan FRN 7.62s, 2012	305,627	306,064
Novelis, Inc. bank term loan FRN Ser. B, 7.62s, 2012	530,826	531,585
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 7.376s, 2012	1,998,721	2,010,338
Smurfit-Stone Container Corp. bank term loan FRN
5.222s, 2010	43,665	44,052
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 7 5/8s, 2011	173,464	175,002
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 7 5/8s, 2011	105,754	106,607
		8,157,773

Capital Goods (0.2%)
Graham Packaging Corp. bank term loan FRN Ser. B,
7.634s, 2011	787,940	794,272
Hexcel Corp. bank term loan FRN Ser. B, 7 1/8s, 2012	639,131	639,131
Mueller Group, Inc. bank term loan FRN 7.373s, 2012	627,645	630,979
Terex Corp. bank term loan FRN Ser. D, 7.114s, 2013	99,500	99,624
Transdigm, Inc. bank term loan FRN 7.366s, 2013	450,000	452,138
		2,616,144

Communication Services (0.6%)
Consolidated Communications Holdings, Inc. bank term
loan FRN Ser. D, 7.366s, 2011	297,884	298,815
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 7 1/8s, 2012	541,884	542,900
Idearc, Inc. bank term loan FRN Ser. B, 7.33s, 2014	1,150,000	1,158,338
Intelsat, Ltd. bank term loan FRN Ser. B, 7.61s,
2013 (Bermuda)	1,197,000	1,209,569
Level 3 Communications, Inc. bank term loan FRN
8.366s, 2011	318,000	321,578
Madison River Capital, LLC bank term loan FRN
Ser. B, 7.61s, 2012	1,207,403	1,208,536
MetroPCS Wireless, Inc. bank term loan FRN
7 7/8s, 2013	448,875	452,642
PanAmSat Corp. bank term loan FRN Ser. B, 7.86s, 2013	1,197,000	1,208,304
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
7.12s, 2012	798,608	801,603
Time Warner Telecom, Inc. bank term loan FRN 7.57s, 2013	366,000	368,745
Windstream Corp. bank term loan FRN Ser. B, 7.11s, 2013	290,000	292,175
		7,863,205

SENIOR LOANS (5.3%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (1.3%)
Boise Cascade Corp. bank term loan FRN Ser. D,
7 1/8s, 2011	$ 1,122,275	$ 1,127,185
CCM Merger, Inc. bank term loan FRN Ser. B, 7.364s, 2012	1,181,018	1,182,495
Coinmach Service Corp. bank term loan FRN Ser. B-1,
7.874s, 2012	547,781	552,231
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
7 7/8s, 2012	551,588	554,001
Cooper Tire & Rubber Co. bank term loan FRN Ser. C,
7 7/8s, 2012	1,175,333	1,180,475
Custom Building Products bank term loan FRN Ser. B,
7.614s, 2011	1,175,516	1,176,985
Dex Media West, LLC bank term loan FRN Ser. B1,
6.913s, 2010	912,457	912,457
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 6.861s, 2010	451,290	450,931
Landsource, Inc. bank term loan FRN Ser. B, 7 7/8s, 2010	150,000	149,625
Michaels Stores, Inc. bank term loan FRN Ser. B,
8 1/8s, 2013	488,359	491,971
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.602s, 2013	192,236	194,181
Nortek Holdings, Inc. bank term loan FRN Ser. B,
7.355s, 2011	302,965	303,116
Oriental Trading Co. bank term loan FRN 8.172s, 2013	348,250	349,556
Penn National Gaming, Inc. bank term loan FRN
Ser. B, 7.12s, 2012	543,125	546,248
PRIMEDIA, Inc. bank term loan FRN Ser. B, 7.57s, 2013	297,000	295,886
R.H. Donnelley Finance Corp. bank term loan FRN
6.865s, 2011	1,985,925	1,982,477
R.H. Donnelley Finance Corp. bank term loan FRN
Ser. A-4, 6.614s, 2009	107,353	106,874
R.H. Donnelley, Inc. bank term loan FRN Ser. D1,
6.868s, 2011	739,256	737,660
Standard-Pacific Corp. bank term loan FRN Ser. B,
6.873s, 2013	199,999	198,499
Sun Media Corp. bank term loan FRN Ser. B, 7.126s,
2009 (Canada)	276,005	276,350
Trump Hotel & Casino Resort, Inc. bank term loan FRN
5.62s, 2012 (U)	168,500	169,922
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.87s, 2012	167,129	168,539
TRW Automotive, Inc. bank term loan FRN Ser. B,
6.938s, 2010	1,040,484	1,039,021
TRW Automotive, Inc. bank term loan FRN Ser. B2,
6 7/8s, 2010	233,640	233,056
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 7.12s, 2011	1,012,507	1,019,030

SENIOR LOANS (5.3%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 7.12s, 2011	$ 208,764	$ 210,109
Visant Holding Corp. bank term loan FRN Ser. C,
7.122s, 2010	1,056,773	1,060,736
		16,669,616

Consumer Staples (1.5%)
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 7.36s, 2013	99,500	100,184
Affinion Group, Inc. bank term loan FRN Ser. B,
7.87s, 2013	1,816,431	1,831,417
Affinity Group Holdings bank term loan FRN Ser. B2,
7.85s, 2009	222,761	223,039
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 7.62s, 2013	687,750	681,828
Cablevision Systems Corp. bank term loan FRN Ser. B,
7.12s, 2013	2,133,875	2,139,033
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.61s, 2013	650,000	653,707
Century Cable Holdings bank term loan FRN 10 1/4s, 2009	1,220,000	1,189,500
Charter Communications bank term loan FRN 7.985s, 2013	1,600,254	1,613,756
Insight Midwest bank term loan FRN 7.61s, 2014	136,150	137,171
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
7 7/8s, 2011 (Canada)	227,874	228,071
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.172s, 2015	987,500	988,029
Mediacom Communications Corp. bank term loan FRN
Ser. DD, 7.12s, 2015	240,000	239,300
MGM Studios, Inc. bank term loan FRN Ser. B, 8.614s, 2011	1,209,870	1,211,571
Olympus Cable Holdings, LLC bank term loan FRN
Ser. B, 10 1/4s, 2010	735,000	715,247
Prestige Brands, Inc. bank term loan FRN Ser. B,
7.71s, 2011	947,237	953,158
Regal Cinemas, Inc. bank term loan FRN Ser. B,
7.117s, 2010	1,203,809	1,205,207
Reynolds American, Inc. bank term loan FRN Ser. B,
7.14s, 2012	497,500	500,998
Six Flags, Inc. bank term loan FRN Ser. B, 8.614s, 2009	804,065	812,231
Spanish Broadcasting Systems, Inc. bank term loan
FRN 7.12s, 2012	787,970	788,299
Spectrum Brands, Inc. bank term loan FRN Ser. B,
8.605s, 2013	1,130,695	1,133,925
Universal City Development bank term loan FRN
Ser. B, 7.368s, 2011	1,136,666	1,140,219
Warner Music Group bank term loan FRN Ser. B, 7.37s, 2011	463,512	465,656
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7.937s, 2012	477,321	478,216
		19,429,762

SENIOR LOANS (5.3%)* (c) continued

	Principal amount	Value

Energy (0.4%)
CR Gas Storage bank term loan FRN 7.141s, 2013	$ 126,318	$ 126,239
CR Gas Storage bank term loan FRN 7.097s, 2013	121,212	121,288
CR Gas Storage bank term loan FRN Ser. B, 7.151s, 2013	661,894	661,480
CR Gas Storage bank term loan FRN Ser. DD, 7.103s, 2013	84,636	84,689
EPCO Holding, Inc. bank term loan FRN Ser. C, 7.36s, 2010	588,093	591,663
Key Energy Services, Inc. bank term loan FRN 7.86s, 2010	130,000	130,650
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.836s, 2012	1,857,500	1,866,788
Meg Energy Corp. bank term loan FRN 7.37s, 2013 (Canada)	223,313	224,010
Meg Energy Corp. bank term loan FRN Ser. DD, 6s,
2013 (Canada) (U)	225,000	222,629
Petroleum Geo-Services ASA bank term loan FRN
Ser. B, 7.61s, 2012 (Norway)	57,324	57,639
Targa Resources, Inc. bank term loan FRN 7.624s, 2012	971,573	977,189
Targa Resources, Inc. bank term loan FRN 5.239s, 2012	236,129	237,494
		5,301,758

Health Care (0.3%)
AmeriPath, Inc. bank term loan FRN Ser. B, 7.36s, 2012	92,534	92,511
DaVita, Inc. bank term loan FRN Ser. B, 7.404s, 2012	383,062	385,679
Healthsouth Corp. bank term loan FRN Ser. B, 8.61s, 2013	2,338,250	2,359,442
LifePoint, Inc. bank term loan FRN Ser. B, 6.975s, 2012	277,625	276,931
Psychiatric Solutions, Inc. bank term loan FRN
Ser. B, 7.099s, 2012	307,692	308,077
Stewart Enterprises, Inc. bank term loan FRN Ser. B,
7.181s, 2011	210,764	211,027
United Surgical Partners International, Inc. bank
term loan FRN 7.145s, 2013	104,475	104,475
		3,738,142

Technology (0.2%)
AMI Semiconductor, Inc. bank term loan FRN 6.82s, 2012	629,750	628,176
Aspect Software, Inc. bank term loan FRN 8 3/8s, 2011	49,875	50,041
JDA Software Group, Inc. bank term loan FRN Ser. B,
7.61s, 2013	119,625	120,223
Travelport bank term loan FRN 8.364s, 2013	12,491	12,566
Travelport bank term loan FRN Ser. B, 8.364s, 2013	127,190	127,950
UGS Corp. bank term loan FRN Ser. C, 7.126s, 2012	816,552	817,232
		1,756,188

Transportation (0.1%)
Travelcenters of America, Inc. bank term loan FRN
Ser. B, 7.106s, 2011	633,650	632,858
United Airlines bank term loan FRN Ser. B, 9.12s, 2012	565,906	567,220
United Airlines bank term loan FRN Ser. DD, 9 1/8s, 2012	80,844	81,031
		1,281,109

SENIOR LOANS (5.3%)* (c) continued

	Principal amount	Value

Utilities & Power (0.1%)
Mirant North America, LLC. bank term loan FRN
Ser. B, 7.1s, 2013	$ 150,241	$ 150,408
NRG Energy, Inc. bank term loan FRN Ser. B, 7.364s, 2013	1,207,319	1,217,593
		1,368,001

Total senior loans (cost $68,189,753)		$ 68,181,698

UNITS (0.3%)* (cost $2,676,027)

	Units	Value

XCL, Ltd. Equity Units (F)	1,327	$ 3,856,309

PREFERRED STOCKS (0.1%)* (cost $605,823)

	Shares	Value

Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	828	$ 1,035,000

COMMON STOCKS (0.1%)*

	Shares	Value

Contifinancial Corp. Liquidating Trust Units (F)	5,273,336	$527
Knology, Inc. †	381	5,067
Owens Corning, Inc. †	20,810	595,998
Sterling Chemicals, Inc. †	497	4,498
USA Mobility, Inc.	27	548
VFB LLC (acquired various dates from 6/22/99 through
12/08/03, cost $1,311,474) (F) ‡	1,795,382	37,139
WHX Corp. †	35,941	323,469

Total common stocks (cost $6,804,922)		$ 967,246

CONVERTIBLE PREFERRED STOCKS (—%)*

	Shares	Value

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd.	4,826	$ 211,138
Ion Media Networks, Inc. 144A 9.75% cv. pfd. PIK	31	133,300

Total convertible preferred stocks (cost $558,483)		$ 344,438

PURCHASED OPTIONS OUTSTANDING (1.3%)*

			Expiration date/
		Contract amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers for the right to pay
a fixed rate swap of 4.148% versus the
six month EUR-EURIBOR-Telerate maturing
October 10, 2016.	EUR	67,220,000	Oct-11/4.148	$ 2,105,547
Option on an interest rate swap
with Citibank, N.A. London for the right
to pay a fixed rate swap of 4.1925%
versus the six month EUR-EURIBOR-Telerate
maturing October 13, 2016.	EUR	67,220,000	Oct-11/4.193	2,029,970
Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.1925%
versus the six month EUR-EURIBOR-Telerate
maturing October 13, 2016.	EUR	52,989,000	Oct-11/4.193	952,670
Option on an interest rate swap
with Lehman Brothers for the right
to receive a fixed rate swap of 4.148%
versus the six month EUR-EURIBOR-Telerate
maturing October 10, 2016.	EUR	52,989,000	Oct-11/4.148	935,066
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 1.03% versus the six-month
JPY-LIBOR-BBA maturing on
January 26, 2009.	JPY	13,814,000,000	Jan-08/1.03	169,897
Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 4.4175% versus the six month
EUR-EURIBOR-Telerate maturing
January 30, 2017.	EUR	52,989,000	Jan-12/4.418	1,327,525
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc.for the right to receive a
fixed rate of 4.4175% versus the six
month EUR-EURIBOR-Telerate maturing
on January 30, 2017.	EUR	52,989,000	Jan-12/4.418	1,233,639
Option on an interest rate swap with
Lehman Brothers International (Europe)
for the right to pay a fixed rate swap of
5.3475% versus the three month
USD-LIBOR-BBA maturing February 4, 2018.		$131,421,000	Jan-08/5.348	2,641,562
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc.for the right to
receive a fixed rate of 5.3475% versus the three month
USD-LIBOR-BBA maturing on February 4, 2018.		131,421,000	Jan-08/5.348	2,641,562

PURCHASED OPTIONS OUTSTANDING (1.3%)* continued

			Expiration date/
		Contract amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 5.39% versus the three month USD-LIBOR-BBA
maturing on January 29, 2018.		$ 59,983,000	Jan-08/5.39	$ 1,299,010
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate
of 5.39% versus the three month USD-LIBOR-BBA
maturing on January 29, 2018.		59,983,000	Jan-08/5.39	1,098,439

Total purchased options outstanding (cost $16,569,771)				$ 16,434,887

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A (F)	6/15/09	0.01	1,980	$ 20
MDP Acquisitions PLC 144A (Ireland)	10/01/13	EUR 0.001	960	26,880
Ubiquitel, Inc. 144A	4/15/10	22.74	3,210	32

Total warrants (cost $219,448)				$ 26,932

SHORT-TERM INVESTMENTS (12.5%)*

		Principal amount/shares		Value

Putnam Prime Money Market Fund (e)			152,427,516	$ 152,427,516
Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.46%
and due dates ranging from February 1, 2007
to March 23, 2007 (d)		$ 3,218,263		3,213,020
U.S. Treasury Bills 4.76%, March 29, 2007 #			4,604,000	4,569,179

Total short-term investments (cost $160,209,715)				$ 160,209,715

TOTAL INVESTMENTS
Total investments (cost $1,258,258,463)				$ 1,268,414,328

* Percentages indicated are based on net assets of $1,281,142,554.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2007 was $1,418,519, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2007.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at January 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at January 31, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At January 31, 2007, liquid assets totaling $297,019,908 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2007.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at January 31, 2007 (as a percentage of Portfolio Value):

Argentina	1.2%
Austria	0.8
Brazil	0.5
Canada	1.0
Cayman Islands	1.2
France	3.0
Germany	6.8
Ireland	2.5
Japan	1.6
Luxembourg	0.7
Mexico	0.7
Russia	1.2
Spain	0.5
Sweden	0.8
Turkey	0.9
United Kingdom	1.9
United States	73.2
Other	1.5

Total	100.0

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/07 (aggregate face value $153,722,188) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$29,392,462	$29,566,762	4/18/07	$ (174,300)
Brazilian Real	3,195,382	3,177,446	4/18/07	17,936
British Pound	28,910,908	29,052,378	3/22/07	(141,470)
Czechoslovak Koruna	3,636,565	3,728,100	3/22/07	(91,535)
Canadian Dollar	6,454,042	6,456,013	4/18/07	(1,971)
Danish Krone	2,440,414	2,491,752	3/22/07	(51,338)
Euro	19,803,614	19,764,185	3/22/07	39,429
Japanese Yen	10,142,215	10,336,662	2/21/07	(194,447)
Malaysian Ringgit	3,477,049	3,343,167	3/22/07	133,882
Mexican Peso	3,244,898	3,252,439	4/18/07	(7,541)
Norwegian Krone	15,958,505	16,016,802	3/22/07	(58,297)
Polish Zloty	4,546,614	4,745,815	3/22/07	(199,201)
South Korean Won	6,461,264	6,474,745	2/21/07	(13,481)
Swedish Krona	6,651,525	6,708,566	3/22/07	(57,041)
Swiss Franc	8,325,017	8,607,356	3/22/07	(282,339)

Total				$(1,081,714)

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/07 (aggregate face value $365,439,197) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$22,039,229	$22,159,841	4/18/07	$ 120,612
British Pound	20,653,461	20,683,007	3/22/07	29,546
Canadian Dollar	10,555,807	10,555,232	4/18/07	(575)
Columbian Peso	3,166,689	3,175,054	4/18/07	8,365
Euro	159,239,344	162,811,864	3/22/07	3,572,520
Hungarian Forint	3,148,545	3,153,447	3/22/07	4,902
Japanese Yen	85,166,617	87,776,567	2/21/07	2,609,950
Korean Won	30,771	30,905	3/22/07	134
Norwegian Krone	8,713,814	8,710,789	3/22/07	(3,025)
Swedish Krona	23,605,791	23,636,068	3/22/07	30,277
Swiss Franc	19,084,140	19,625,705	3/22/07	541,565
Turkish Lira	3,186,282	3,120,718	3/22/07	(65,564)

Total				$6,848,707

FUTURES CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	23	$2,211,945	Mar-07	$ (37,071)
Euro-Bobl 5 yr (Short)	109	15,396,194	Mar-07	(5,933)
Euro-Bund 10 yr (Long)	235	35,198,963	Mar-07	(385,371)
Euro-Dollar 90-day (Short)	1,163	363,050,188	Sep-07	(30,898)
Euro-Schatz 2 yr (Short)	558	75,156,961	Mar-07	496,671
Euro-Sterling 90 day (Long)	1,553	358,942,288	Sep-07	(258,481)
Japanese Government Bond 10 yr (Long)	100	111,432,359	Mar-07	410,348
U.K. Gilt 10 yr (Long)	60	12,518,481	Mar-07	(394,832)
U.S. Treasury Bond 20 yr (Long)	513	56,494,125	Mar-07	(1,936,738)
U.S. Treasury Note 10 yr (Short)	952	101,626,000	Mar-07	1,060,687
U.S. Treasury Note 5 yr (Short)	1,090	113,939,063	Mar-07	1,420,271
U.S. Treasury Notes 2 yr (Short)	832	169,390,000	Mar-07	999,436

Total				$1,338,089

TBA SALE COMMITMENTS OUTSTANDING at 1/31/07 (proceeds receivable $28,246,391) (Unaudited)

		Principal	Settlement
		amount	date	Value

FNMA, 5 1/2s, February 1, 2037		$28,800,000	2/12/07	$28,332,000

WRITTEN OPTIONS OUTSTANDING at 1/31/07 (premiums received $483,403) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank
for the obligation to pay a fixed rate of 1.165%
versus the six-month JPY-LIBOR maturing on
April 3, 2008.	JPY	25,769,748,000	Mar-07/1.165	$848,197

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$900,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (39,323)

	32,700,000		3/30/09	3.075%	3 month USD-LIBOR-BBA	1,274,807

	6,900,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	373,905

Citibank N.A., London
JPY	1,103,000,000		1/26/17	6 month JPY-LIBOR-BBA	2.49375%	(57,762)

JPY	2,674,000,000		1/26/37	1.8025%	6 month JPY-LIBOR-BBA	58,796

SEK	97,760,000		1/19/12	4.25%	3 month SEK-STIBOR-SIDE	72,292

JPY	1,886,000,000		1/19/17	1.84%	6 month JPY-LIBOR-BBA	(15,561)

JPY	10,549,000,000		1/19/09	6 month JPY-LIBOR-BBA	0.888%	47,970

AUD	22,710,000		1/19/17	3 month AUD-BBR-BBSW	6.37%	(48,363)

AUD	88,090,000		1/19/09	6.56%	3 month AUD-BBR-BBSW	(112,926)

Citibank, N.A.
	$46,380,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(254,283)

JPY	10,565,597,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	367,621

JPY	2,600,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	143,156

	$42,250,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%	(573,755)

	65,000,000	(E)	5/23/12	3.422%	U.S. Bond Market
					Association Municipal Swap
					Index	615,245

	23,700,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(29,459)

JPY	2,230,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(212,541)

Credit Suisse First Boston International
	$11,257,600		7/9/14	4.945%	3 month USD-LIBOR-BBA	239,590

Credit Suisse International
EUR	5,062,000		7/17/21	6 month EUR-EURIBOR-
				Telerate	4.445%	162,776

EUR	19,571,000		7/17/13	4.146%	6 month
					EUR-EURIBOR-Telerate	(355,763)

EUR	23,621,000		7/17/09	6 month EUR-EURIBOR-
				Telerate	3.896%	372,486

GBP	2,910,000		4/3/36	7,330,962 GBP at maturity	6 month GBP-LIBOR-BBA	383,624

EUR	56,330,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	1,459,998

Deutsche Bank AG
ZAR	23,880,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	66,322

Goldman Sachs International
SEK	130,350,000		1/26/12	4.28%	3 month SEK-STIBOR-SIDE	62,531

GBP	6,230,000		1/19/37	4.57%	6 month GBP-LIBOR-BBA	245,508

GBP	12,890,000		1/19/17	6 month GBP-LIBOR-BBA	5.25125%	(190,753)

EUR	9,330,000		1/23/37	6 month EUR-EURIBOR-
				Telerate	4.36%	(179,692)

EUR	19,920,000		1/23/17	4.269%	6 month
					EUR-EURIBOR-Telerate	142,561

GBP	10,380,000		1/10/37	4.5325%	6 month GBP-LIBOR-BBA	517,736

GBP	43,080,000		1/10/17	6 month GBP-LIBOR-BBA	5.17%	(1,072,460)

GBP	38,730,000		1/10/12	5.43%	6 month GBP-LIBOR-BBA	634,382

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
	$30,500,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	$ 866,949

	56,000,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	801,753

	139,343,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	(54,875)

	45,120,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(999,197)

JPY	11,230,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(2,107,368)

	$13,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	761,950

	30,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(1,282,658)

	21,450,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	(188,974)

	33,000,000	(E)	11/8/11	3.488%	U.S. Bond Market
					Association Municipal Swap
					Index	154,268

	20,430,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(40,831)

	14,680,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	5,026

	56,000,000		5/10/07	4.062%	3 month USD-LIBOR-BBA	379,121

	66,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	161,897

Lehman Brothers International (Europe)
	1,789,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(57,039)

	18,882,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	407,804

EUR	14,810,000		10/5/21	6 month EUR-EURIBOR-
				Telerate	4.093%	(657,231)

EUR	55,790,000		10/5/13	3.8975%	6 month
					EUR-EURIBOR-Telerate	1,462,249

EUR	67,340,000		10/5/09	6 month EUR-EURIBOR-
				Telerate	3.825%	(760,611)

Lehman Brothers Special Financing, Inc.
JPY	4,600,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	241,092

	$108,143,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	1,567,923

GBP	2,685,000		3/15/36	6,499,937.50 GBP at
				maturity	6 month GBP-LIBOR-BBA	503,013

Merrill Lynch Capital Services, Inc.
JPY	2,500,000,000		10/31/16	1.90%	6 month JPY-LIBOR-BBA	(239,812)

Total						$5,023,114

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
GBP	2,910,000		4/3/36	4,409,746 GBP	GBP Non-revised	$ 3,608
				at maturity	Retail Price
					Index

Goldman Sachs International
	$2,644,000		9/15/11	678 bp (1 month	Ford Credit Auto	(11,699)
				USD-LIBOR-BBA)	Owner Trust
					Series 2005-B
					Class D

EUR	33,800,000		1/9/12	2.17%	Eurostat	81,328
					Eurozone HICP
					excluding tobacco

EUR	9,290,000		1/9/37	(2.3325%)	Eurostat	(51,765)
					Eurozone HICP
					excluding tobacco

EUR	33,169,000		10/31/11	2.12%	Eurostat	(146,033)
					Eurozone HICP
					excluding tobacco

EUR	33,169,000		10/31/11	(1.935%)	French Consumer	(182,962)
					Price Index
					excluding tobacco

JPMorgan Chase Bank, N.A.
EUR	31,400,000		7/21/11	(2.295%)	Euro Non-revised	(642,199)
					Consumer Price
					Index excluding
					tobacco

EUR	31,400,000		7/21/11	2.2325%	Euro Non-revised	457,994
					Consumer Price
					Index excluding
					tobacco

Lehman Brothers Special Financing, Inc.
EUR	33,169,000		4/26/11	2.11%	French Non-	587,691
					revised Consumer
					Price Index
					excluding tobacco

EUR	33,169,000		4/26/11	(2.115%)	Euro Non-revised	(120,995)
					Consumer Price
					Index excluding
					tobacco

GBP	2,685,000		3/15/36	4,063,876 GBP	GBP Non-revised	(18,451)
				at maturity	Retail Price
					Index

Total						$ (43,483)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 4
Index	$69,454	$3,515,000	6/20/10	360 bp	$ 304,080

DJ CDX NA HY Series 4
Index	32,165	1,710,000	6/20/10	360 bp	146,308

DJ CDX NA HY Series 4
Index	(28,754)	9,500,000	6/20/10	(360 bp)	(662,879)

DJ CDX NA HY Series 4
Index	(19,180)	4,750,000	6/20/10	(360 bp)	(336,242)

Ford Motor Co., 7.45%,
7/16/31	—	935,000	3/20/12	(525 bp)	(21,254)

Ford Motor Credit Co.,
7%, 10/1/13	—	2,805,000	3/20/12	285 bp	47,484

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	1,155,000	9/20/11	(111 bp)	(15,172)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	460,000	6/20/11	(101 bp)	(4,884)

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	2,720,000	9/20/07	(487.5 bp)	(78,038)

Ford Motor Co., 7.45%,
7/16/31	—	3,300,000	9/20/08	725 bp	292,973

Ford Motor Co., 7.45%,
7/16/31	—	580,000	9/20/07	(485 bp)	(16,529)

Republic of Argentina,
8.28%, 2033	—	2,315,000	7/20/09	(214 bp)	(59,137)

Ukraine Government,
7.65%, 6/11/13	—	2,175,000	10/20/11	194 bp	62,240

Deutsche Bank AG
DJ CDX NA IG Series 7	(1)	2,578,000	12/20/13	(50 bp)	(9,997)

DJ iTraxx Europe Series
6 Version 1	18,016	EUR 4,571,000	12/20/2013	(40bp)	(13,175)

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR 4,571,000	12/20/2013	43bp	48,310

DJ CDX NA IG Series 7
Index 7-10% tranche	—	$ 2,578,000	12/20/13	55 bp	30,980

Republic of Indonesia,
6.75%, 2014	—	1,125,000	9/20/16	292 bp	91,738

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	7,487,000	(a)	2.461%	666,040

DJ CDX NA HY Series 4
Index	22,067	1,805,000	6/20/10	360 bp	142,550

DJ CDX NA HY Series 4
Index	23,427	4,750,000	6/20/10	(360 bp)	(293,635)

DJ CDX NA HY Series 5
Index	(393,126)	26,688,000	12/20/10	(395 bp)	(2,492,085)

DJ CDX NA IG Series 7
Index	(1)	4,293,000	12/20/13	(50 bp)	(16,646)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA IG Series 7
Index 7-10% tranche	—		$4,293,000	12/20/13	56 bp	$ 54,173

Smurfit Kappa Funding,
10 1/8%, 10/1/12	—	EUR	860,000	12/20/2007	(70 bp)	(4,836)

Smurfit Kappa Funding,
10 1/8%, 10/1/12	—	EUR	860,000	12/20/2011	375 bp	77,275

General Motors Corp.,
7 1/8%, 7/15/13	—		$2,720,000	9/20/08	620 bp	211,767

General Motors Corp.,
7 1/8%, 7/15/13	—		2,720,000	9/20/07	(427.5 bp)	(73,038)

General Motors Corp.,
7 1/8%, 7/15/13	—		580,000	9/20/07	(425 bp)	(15,466)

General Motors Corp.,
7 1/8%, 7/15/13	—		580,000	9/20/08	620 bp	45,063

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—		460,000	9/20/07	(345 bp)	(9,376)

Ford Motor Co., 7.45%,
7/16/31	—		460,000	9/20/08	550 bp	27,374

General Motors Corp.,
7 1/8%, 7/15/13	—		460,000	9/20/07	(350 bp)	(8,069)

General Motors Corp.,
7 1/8%, 7/15/13	—		460,000	9/20/08	500 bp	26,511

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 4
Index	39,936		9,500,000	6/20/10	(360 bp)	(594,189)

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	5,485,000	12/20/2013	45.25bp	50,101

DJ CDX NA HY Series 4
Index	35,397		$1,710,000	6/20/10	360 bp	149,540

DJ iTraxx Europe Series
6 Version 1	17,006	EUR	5,485,000	12/20/2013	(40 bp)	(20,423)

DJ CDX NA IG Series 7
Index	2,489		$4,197,000	12/20/13	(50 bp)	(13,783)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		4,197,000	12/20/13	54.37 bp	48,893

DJ iTraxx EUR Series 5
Index	24,712	EUR	3,628,000	6/20/13	(50 bp)	(29,536)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	3,628,000	6/20/13	53.5 bp	72,029

Republic of Peru, 8
3/4%, 11/21/33	—		$2,330,000	10/20/16	215 bp	142,327

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—		$1,355,000	9/20/07	(345 bp)	$ (26,255)

Ford Motor Co., 7.45%,
7/16/31	—		1,355,000	9/20/08	570 bp	86,424

General Motors Corp.,
7 1/8%, 7/15/13	—		1,895,000	9/20/07	(335 bp)	(37,107)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,895,000	9/20/08	500 bp	109,213

L-3 Communications
Corp. 7 5/8%, 2012	—		1,910,000	9/20/11	(111 bp)	(27,160)

L-3 Communications
Corp. 7 5/8%, 2012	—		1,152,000	6/20/11	(92 bp)	(8,791)

Merrill Lynch International
DJ CDX NA HY Series 4
Index	42,489		2,185,000	6/20/10	360 bp	188,337

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	2,650		4,463,000	12/20/13	(50 bp)	(14,655)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		4,463,000	12/20/13	53 bp	48,348

DJ iTraxx EUR Series 5
Index	—	EUR	3,628,000	6/20/13	(50 bp)	(54,249)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	3,628,000	6/20/13	57 bp	81,396

Dominican Republic, 8
5/8%, 4/20/27	—		$2,340,000	11/20/11	(170 bp)	(13,651)

Ford Motor Co., 7.45%,
7/16/31	—		465,000	9/20/07	(345 bp)	(9,023)

Ford Motor Co., 7.45%,
7/16/31	—		465,000	9/20/08	560 bp	28,448

General Motors Corp.,
7 1/8%, 7/15/13	—		465,000	9/20/07	(335 bp)	(8,234)

General Motors Corp.,
7 1/8%, 7/15/13	—		465,000	9/20/08	500 bp	26,799

Total						$(1,680,793)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $3,124,721 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,105,830,947)	$1,115,986,812
Affiliated issuers (identified cost $152,427,516) (Note 5)	152,427,516

Cash	1,394,207

Foreign currency (cost $10,734,723) (Note 1)	10,706,986

Interest and other receivables	15,665,221

Receivable for securities sold	62,826,917

Unrealized appreciation on swap contracts (Note 1)	18,991,693

Receivable for open forward currency contracts (Note 1)	7,489,162

Receivable for closed forward currency contracts (Note 1)	3,911,247

Receivable for closed swap contracts (Note 1)	1,059

Premium paid on swap contracts (Note 1)	441,062

Total assets	1,389,841,882

LIABILITIES

Payable for variation margin	295,443

Distributions payable to shareholders	5,356,843

Payable for securities purchased	17,014,617

Payable for purchases of delayed delivery securities (Note 1)	28,510,997

Payable for compensation of Manager (Note 2)	2,094,079

Payable for investor servicing and custodian fees (Note 2)	83,207

Payable for Trustee compensation and expenses (Note 2)	178,304

Payable for administrative services (Note 2)	3,892

Payable for open forward currency contracts (Note 1)	1,722,169

Payable for closed forward currency contracts (Note 1)	4,238,159

Payable for closed swap contracts (Note 1)	553,715

Premium received on swap contracts (Note 1)	329,808

Written options outstanding, at value (premiums received $483,403) (Note 1)	848,197

Unrealized depreciation on swap contracts (Note 1)	15,692,855

TBA sales commitments, at value (proceeds receivable $28,246,391) (Note 1)	28,332,000

Collateral on securities loaned, at value (Note 1)	3,213,020

Other accrued expenses	232,023

Total liabilities	108,699,328

Net assets	$1,281,142,554

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)	$1,542,089,650

Distributions in excess of net investment income (Note 1)	(122,349)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(280,936,793)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	20,112,046

Total — Representing net assets applicable to capital shares outstanding	$1,281,142,554

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value per share
($1,281,142,554 divided by 178,799,196 shares)	$7.17

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $4,557,147
from investments in affiliated issuers) (Note 5)	$38,587,055

Dividends	22,908

Securities lending	9,123

Total investment income	38,619,086

EXPENSES

Compensation of Manager (Note 2)	4,409,929

Investor servicing fees (Note 2)	325,969

Custodian fees (Note 2)	201,945

Trustee compensation and expenses (Note 2)	27,093

Administrative services (Note 2)	11,799

Other	381,956

Fees waived by Manager (Note 5)	(87,227)

Total expenses	5,271,464

Expense reduction (Note 2)	(76,588)

Net expenses	5,194,876

Net investment income	33,424,210

Net realized gain on investments (Notes 1 and 3)	2,349,209

Net increase from payments by affiliates (Note 2)	38,937

Net realized loss on swap contracts (Note 1)	(2,019,660)

Net realized loss on futures contracts (Note 1)	(2,828,152)

Net realized loss on foreign currency transactions (Note 1)	(1,290,879)

Net realized loss on written options (Notes 1 and 3)	(154,192)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	4,810,605

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	17,980,234

Net gain on investments	18,886,102

Net increase in net assets resulting from operations	$52,310,312

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment income	$ 33,424,210	$ 65,861,141

Net realized loss on investments and
foreign currency transactions	(3,904,737)	(10,978,350)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	22,790,839	(19,713,253)

Net increase in net assets resulting from operations	52,310,312	35,169,538

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income	(32,773,198)	(69,087,605)

Decrease from shares repurchased (Note 4)	(48,473,033)	(52,983,647)

Total decrease in net assets	(28,935,919)	(86,901,714)

NET ASSETS

Beginning of period	1,310,078,473	1,396,980,187

End of period (including distributions in excess
of net investment income of $122,349
and $773,361, respectively)	$1,281,142,554	$1,310,078,473

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	186,509,884	195,156,300

Shares repurchased (Note 4)	(7,710,688)	(8,646,416)

Shares outstanding at end of period	178,799,196	186,509,884

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
	1/31/07	7/31/06	7/31/05	7/31/04	7/31/03	7/31/02

Net asset value,
beginning of period	$7.02	$7.16	$7.03	$6.75	$6.22	$6.68

Investment operations:
Net investment income (a)	.18(d)	.34(d)	.36(d)	.44(d)	.51	.55

Net realized and unrealized
gain (loss) on investments	.11	(.16)	.28	.31	.54	(.47)

Total from
investment operations	.29	.18	.64	.75	1.05	.08

Less distributions:
From net investment income	(.18)	(.36)	(.51)	(.47)	(.52)	(.53)

From return of capital	—	—	—	—	—	(.01)

Total distributions	(.18)	(.36)	(.51)	(.47)	(.52)	(.54)

Increase from
shares repurchased	.04	.04	—	—	—	—

Net asset value,
end of period	$7.17	$7.02	$7.16	$7.03	$6.75	$6.22

Market price,
end of period	$6.46	$6.02	$6.31	$6.29	$6.31	$6.03

Total return at
market price (%)(b)	10.38*	1.14	8.35	7.18	13.41	4.44

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,281,143	$1,310,078	$1,396,980	$992,676	$952,730	$877,649

Ratio of expenses to
average net assets (%)(c)	.40*(d)	.81(d)	.84(d)	.83(d)	.85	.86

Ratio of net investment income
to average net assets (%)	2.65*(d)	4.86(d)	4.99(d)	6.19(d)	7.91	8.39

Portfolio turnover (%)	47.72*(e)	104.97(e)	139.74(e)	78.43	96.21(f )	175.78(f )

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2007, July 31, 2006, July 31, 2005, and July 31, 2004 reflect a reduction of 0.01%, 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund may invest in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2007, the value of securities loaned amounted to $3,124,721. The fund received cash collateral of $3,213,020 which is pooled with collateral of other Putnam funds into 36 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $269,212,648 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$31,644,770	July 31, 2007

60,809,014	July 31, 2008

51,721,443	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies,the fund has elected to defer to its fiscal year ending July 31, 2007 $8,533,540 of losses recognized during the period November 1, 2005 to July 31, 2006.

The aggregate identified cost on a tax basis is $1,259,201,819, resulting in gross unrealized appreciation and depreciation of $33,711,956 and $24,499,447, respectively, or net unrealized appreciation of $9,212,509.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investments advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets of the portion of the fund managed by PIL.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund's portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

During the period ended January 31, 2007, Putnam Management voluntarily reimbursed the fund $38,937 for net realized losses incurred from the sale of investment securities that were purchased by the fund in error. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no effect on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended January 31, 2007, the fund incurred $526,788 for these services provided by PFTC. State Street Bank and Trust Company began providing custodial functions for the fund’s assets during the period.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended January 31, 2007, the fund’s expenses were reduced by $76,588 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $493, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $492,150,150 and $556,932,279, respectively. Purchases and sales of U.S. government securities aggregated $27,310,808 and $11,045,638, respectively.

Written option transactions during the period ended January 31, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received
Written options
outstanding at
beginning of year	JPY 56,125,048,000	$921,579

Options opened	—	—
Options expired	—	—
Options closed	JPY(30,355,300,000)	(438,176)

Written options
outstanding at
end of year	JPY 25,769,748,000	$483,403

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended January 31, 2007, the fund repurchased 7,710,688 common shares for an aggregate purchase price of $48,473,033, which reflects a weighted-average discount from net asset value per share of 12%.

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2007, management fees paid were reduced by $87,227 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $4,557,147 for the period ended January 31, 2007. During the period ended January 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $231,066,265 and $250,323,184, respectively

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of January 31, 2007, the fund had unfunded loan commitments of $393,402, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

MEG Energy	$225,000

Trump Casino	168,500

$393,500

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on January 11, 2007.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	162,396,954	8,887,237

Charles B. Curtis	162,431,046	8,853,145

Myra R. Drucker	162,446,359	8,837,832

Charles E. Haldeman, Jr.	162,453,895	8,830,296

John A. Hill	162,444,900	8,839,291

Paul L. Joskow	162,451,452	8,832,739

Elizabeth T. Kennan	162,456,465	8,827,726

Kenneth R. Leibler	162,357,753	8,926,438

Robert E. Patterson	162,474,243	8,809,948

George Putnam, III	162,451,586	8,832,605

W. Thomas Stephens	162,482,738	8,801,453

Richard B. Worley	162,483,738	8,800,453

A proposal to convert the fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

28,076,214	52,663,275	2,453,540	88,091,162

All tabulations are rounded to nearest whole number.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57–59 St. James’s Street	George Putnam, III
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive Officer,	Charles A. Ruys de Perez
Boston, MA 02109	Associate Treasurer and	Vice President and
	Compliance Liaison	Chief Compliance Officer
Custodians
Putnam Fiduciary Trust	Jonathan S. Horwitz	Mark C. Trenchard
Company, State Street Bank	Senior Vice President	Vice President and
and Trust Company	and Treasurer	BSA Compliance Officer

Legal Counsel	Steven D. Krichmar	Judith Cohen
Ropes & Gray LLP	Vice President and	Vice President, Clerk
	Principal Financial Officer	and Assistant Treasurer
Trustees
John A. Hill, Chairman	Janet C. Smith	Wanda M. McManus
Jameson Adkins Baxter,	Vice President, Principal	Vice President, Senior Associate
Vice Chairman	Accounting Officer and	Treasurer and Assistant Clerk
Charles B. Curtis	Assistant Treasurer
Myra R. Drucker		Nancy E. Florek
Charles E. Haldeman, Jr.	Susan G. Malloy	Vice President, Assistant Clerk,
Paul L. Joskow	Vice President and	Assistant Treasurer and
	Assistant Treasurer	Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

SA708 241672 3/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

August 1 -
August 31,
2006	1,951,563	$6.15	1,951,563	8,917,651

September 1 -
September 30,
2006	1,239,098	$6.24	1,239,098	7,678,553

October 1 -
October 31,
2006	1,397,939	$6.24	1,397,939	6,280,614

November 1 -
November 30,
2006	1,468,936	$6.37	1,468,936	4,811,678

December 1 -
December 31,
2006	1,549,262	$6.44	1,549,262	3,262,416

January 1 -
January 31,
2007	103,890	$6.53	103,890	3,158,526

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.

Also effective January 1, 2007, the fund's investment manager, Putnam Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007